UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 19, 2019

Cardtronics plc
(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2050 West Sam Houston Parkway South, Suite 1300, Houston, Texas	77042
(Address of principal executive offices)	Zip Code

(832) 308-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Schedule 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	CATM	NASDAQ Stock Market

Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2019, Cardtronics plc, a public limited company organized under English law (the “Company”), entered into a first amendment to its second amended and restated credit agreement (the “First Amendment”), dated September 19, 2019, by and among the Company, the other Obligors party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Europe Limited, as Alternative Currency Agent, Bank of America, N.A., Barclays Bank plc and Wells Fargo Bank, N.A., as co-Syndication Agents, Capital One, N.A., BBVA USA and PNC Bank, National Association, as co-Documentation Agents, and the lenders party thereto, which amends the second amended and restated credit agreement (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement” and, as amended by the First Amendment, the “Amended Credit Agreement”), dated November 19, 2018. Capitalized terms used in this Form 8-K but not defined have the meaning provided in the Amended Credit Agreement.

The First Amendment increases the revolving commitments to an aggregate principal amount equal to $750 million from $600 million, with borrowings under the Amended Credit Agreement to be used to for general corporate purposes.

The First Amendment also extends the Maturity Date to September 19, 2024 and amends the accordion feature to allow the Company to (a) increase the available borrowings under the credit facility to $850 million and (b) also incur incremental term loans under the facility that will rank equal to right of payment with and will not mature earlier than the Revolving Loans.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Description of the Exhibit
Number
10.1	First Amendment to the Second Amended and Restated Credit Agreement, dated as of September 19, 2019.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS PLC

	By:	/s/ Paul A. Gullo
Paul A. Gullo
Chief Accounting Officer
September 20, 2019